STATE OF NORTH CAROLINA
                                                                 EXHIBIT 10.17.1
                                                           LEASE AMENDMENT NO. 1

COUNTY OF WAKE

         THIS LEASE AMENDMENT is made this 5th day of March 2002, by and between PARKER-RALEIGH DEVELOPMENT XXX, LLC ("Landlord") and LIPOSCIENCE, INC. ("Tenant").

         WHEREAS, Landlord and Tenant (collectively the "Parties") entered into a written agreement of Lease executed October 4, 2001 (the "Lease") whereby the Landlord leased to Tenant approximately 85,000 square feet of space located at 2500 Sumner Boulevard, Raleigh, North Carolina 27615 (the "Premises"); and,

         WHEREAS, the Tenant name has been changed and the parties wish to amend the Lease to reflect the change; and,

         WHEREAS, the parties desire to further amend and modify the Lease as hereinafter set forth.

         NOW, THEREFORE, by mutual agreement of the parties and in consideration of the mutual promises and obligations hereinafter set forth, the Lease is hereby amended and modified as follows:

1. Delete "LipoMed, Inc." wherever it appears in the Lease and Amendment No. 1 and substitute in its place:

                                LipoScience, Inc.

         In the event of a conflict between the terms and conditions of the Lease and this Amendment, this Amendment shall govern and control. All terms defined in the Lease shall have the same meaning herein. Except as modified herein all terms and conditions of the Lease are ratified and confirmed in all other respects.

         IN WITNESS WHEREOF, the parties hereto have hereunto executed this Lease Amendment No. 2 in triplicate causing their respective seals to be affixed hereto the day and year first above written.

                                      LANDLORD:

                                      PARKER-RALEIGH DEVELOPMENT
                                      XXX, LLC
                                      By: Parker Lincoln Developers, Inc.,
                                      Its Managing Agent

ATTEST:

/s/ Vickie B. Poor                    By:/s/ David L. Brady, CEO      (SEAL)
---------------------------              -----------------------------
Asst.  Secretary                               Vice President

(CORPORATE SEAL)

                                         TENANT:

                                         LIPOSCIENCE, INC.
                                              a Delaware corporation
ATTEST:

/s/  James D. Otvos                      By: /s/ Richard A. Franco       (SEAL)
---------------------------              -----------------------------
James D. Otvos  Secretary                Title: Chairman
                                         Name:  Richard A. Franco
(CORPORATE SEAL)                                Type or Print




                                   Page 2 of 2